EXHIBIT 10.1

FIRST AMENDMENT AND LIMITED CONSENT AND WAIVER
TO THE CREDIT AGREEMENT

This FIRST AMENDMENT AND LIMITED CONSENT AND WAIVER TO THE CREDIT AGREEMENT (this “Amendment”), dated as of March 8, 2019, is among FRANK’S INTERNATIONAL MANAGEMENT B.V., a private limited liability company organized and existing under the laws of the Netherlands (“FIMBV”), acting as sole general partner and on behalf of FRANK’S INTERNATIONAL C.V., a Dutch limited partnership and registered with the Dutch trade register under number 58482067 (“FICV”, and, FIMBV acting as sole general partner and on behalf of FICV, “FICV Borrower”), FRANK’S INTERNATIONAL, LLC, a Texas limited liability company (“FILLC”), and BLACKHAWK GROUP HOLDINGS, LLC, a Delaware limited liability company (together with FICV Borrower and FILLC, collectively, the “Borrowers”), JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, together with its successors, the “Administrative Agent”), the Issuing Banks, and the Lenders party hereto.
RECITALS
A.    WHEREAS, the Borrowers, the other Loan Parties party thereto, the Administrative Agent, the Issuing Banks and the Lenders are parties to that certain Credit Agreement, dated as of November 5, 2018 (the “Credit Agreement”), pursuant to which the Lenders have severally agreed to make certain loans to, and extensions of credit on behalf of, the Borrowers on and after the Effective Date, subject to the terms and conditions of the Credit Agreement.
B.    WHEREAS, the Borrowers, the Administrative Agent, the Issuing Banks and the Lenders party hereto, constituting at least the Required Lenders, have agreed, subject to the terms herein, to amend and restate Schedule 2.07 (Existing Letters of Credit) to the Credit Agreement, as set forth in Exhibit A attached hereto.
C.    WHEREAS, the Borrowers have requested that the Administrative Agent and the Required Lenders consent to certain transactions among certain Group Members and their Affiliates, as more fully described in Exhibit B attached hereto (such transactions, collectively, the “Specified Transactions”), and the Administrative Agent and the Lenders party hereto, constituting at least the Required Lenders, are willing to consent to the Specified Transactions as provided herein. As a consequence of the Specified Transactions, the parties hereto agree that certain security interests in favor of the Administrative Agent, for the benefit of the Secured Parties, will be created and others terminated, in each case, as set forth herein.
D.    WHEREAS, the Borrowers have requested that the Administrative Agent and the Required Lenders waive, on a one-time basis, certain Defaults and Events of Defaults, as further specified herein, existing as a result of the Specified Transactions set forth in paragraphs 1 and 3 of Exhibit B attached hereto, and the Administrative Agent and the Lenders party hereto, constituting at least the Required Lenders, are willing to waive such Defaults and Events of Default as specified herein.

E.    NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given to such term in the Credit Agreement.
Section 2.    Amendment to Schedule 2.07. Effective as of the Effective Date, Schedule 2.07 (Existing Letters of Credit) to the Credit Agreement is hereby deleted in its entirety and replaced with the Schedule 2.07 (Existing Letters of Credit) attached hereto as Exhibit A, and such Schedule 2.07 attached hereto shall be deemed to be attached as Schedule 2.07 to the Credit Agreement as of the Effective Date.
Section 3.    Consent. As of the Amendment Effective Date (as defined below), the Administrative Agent and each Lender party hereto hereby consent to the Specified Transactions, as more fully described in Exhibit B attached hereto. This consent includes, without limitation, any consent as may be required under any of the Dutch Security Agreements or other Loan Documents, whether for the exercise of the voting rights as shareholder or member of the relevant affiliates, or otherwise required in connection with the Specified Transactions.
Section 4.    Waiver. As of the Amendment Effective Date, the Administrative Agent and each Lender party hereto hereby waive, on a one-time basis, the following Defaults and Events of Default under the Credit Agreement:
4.1     Asset Sales. Any violation of Section 6.05 of the Credit Agreement directly resulting from either (a) the transfers and assignments of the Transferred Equipment (or the economic rights therein) as described in paragraph 1 of Exhibit B or (b) the assignment by FILLC of certain rights and interests in the Purchased Real Estate as described in paragraph 3 of Exhibit B.
4.2     Affiliate Transactions. Any violation of Section 6.09 of the Credit Agreement directly resulting from (a) the transfers and assignments of the Transferred Equipment (or the economic rights therein) as described in paragraph 1 of Exhibit B or (b) the purchase of the Purchased Real Estate and the subsequent assignment by FILLC of certain rights and interests in the Purchased Real Estate as described in paragraph 3 of Exhibit B.
Section 5.    Pledge of Equity Interests in Frank’s International (Gibraltar) Limited. On or prior to the date that is ten (10) Business Days after the date on which the corporate restructuring transactions described in paragraph 2 of Exhibit B are consummated (or such later date as the Administrative Agent agrees in its reasonable discretion), the Borrowers and/or the applicable Group Member(s) shall deliver to the Administrative Agent a mortgage deed pledging to the Administrative Agent, for the benefit of the Secured Parties, a security interest in the Equity Interests of Frank’s International (Gibraltar) Limited (subject to the limitations on such pledge set forth in Section 5.13(a) of the Credit Agreement and in the definition of “Excluded Assets” in the U.S. Security Agreement) (such mortgage deed, the “GibCo Pledge”), which mortgage deed shall be in form and substance reasonably acceptable to the Borrower Representative and the Administrative Agent.

Section 6.    Release of Pledge of Equity Interests in Frank’s International Coöperatief U.A.. Effective automatically as of the date on which the Borrowers and/or the applicable Group Member(s) deliver the GibCo Pledge to the Administrative Agent pursuant to Section 5 of this Amendment, without any further action or consent by any Group Member or Credit Party: (a) that certain notarial Deed of Disclosed Pledge over Membership in Frank’s International Coöperatief U.A., dated as of November 5, 2018 (as amended, restated, or otherwise modified from time to time, the “Coöperatief Pledge”), among Frank’s International Management B.V., in its capacity as managing partner of Frank’s International C.V., as pledgor, Frank’s International Coöperatief U.A., as the entity whose membership is being pledged, and the Administrative Agent, as pledgee, shall be fully and automatically cancelled (opgezegd), released and deemed to have terminated; and (b) clause (b) of the definition of “Dutch Security Agreements” in the Credit Agreement shall be amended and restated in its entirety as “(b) [Reserved];”. Each Lender hereby consents to the release of the Coöperatief Pledge as set forth in this Section 6 and authorizes the Administrative Agent to execute and deliver to the Borrowers and the other Group Members all releases, termination statements and/or other documents necessary or desirable to evidence such release.
Section 7.    Effectiveness. The parties hereto agree that this Amendment, including the amendment set forth in Section 2 herein, the consent set forth in Section 3 herein, the waivers set forth in Section 4 herein, and the cancellation, release, and amendment in Section 6, shall be effective on the date on which each of the following conditions is satisfied (or waived in accordance with Section 9.02 of the Credit Agreement) (such date, the “Amendment Effective Date”):
7.1    Receipt by the Administrative Agent from the Borrowers, the Required Lenders and Citibank, N.A., as an Issuing Bank, of counterparts of this Amendment signed on behalf of such Persons; and
7.2    After giving effect to this Amendment (including, without limitation, Section 3 and Section 4 hereof), each of the representations and warranties of the Loan Parties set forth in Article III of the Credit Agreement and the other Loan Documents shall be true and correct in all material respects (without duplication of any material qualifier contained therein) with the same effect as though each such representation and warranty had been made on and as of the Amendment Effective Date, except to the extent that such representation and warranty expressly refers to a specific earlier date, in which case, such representation and warranty shall be true and correct in all material respects (without duplication of any material qualifier contained therein) as of such earlier date.
7.3    Receipt by the Administrative Agent and the Lenders of reimbursement or payment of all out-of-pocket expenses, to the extent invoiced within two (2) Business Days prior to the date hereof, incurred by the Administrative Agent and the Lenders in connection with this Amendment required to be reimbursed or paid by the Borrowers pursuant to the Loan Documents.
Section 8.    Miscellaneous.
8.1    Confirmation. All of the terms and provisions of the Credit Agreement, as amended by this Amendment, are, and shall remain, in full force and effect following the effectiveness of this Amendment.

8.2    Ratification and Affirmation; Representations and Warranties. Each Borrower hereby (a) acknowledges the terms of this Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, the Credit Agreement and agrees that the Credit Agreement remains in full force and effect as expressly amended by this Amendment; (c) agrees that from and after the Amendment Effective Date (i) each reference to the Credit Agreement in the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this Amendment and (ii) this Amendment does not constitute a novation of the Credit Agreement; and (d) represents and warrants to the Lenders that as of the date hereof, and immediately after giving effect to the terms of this Amendment, the execution, delivery, and performance by the Borrowers and the consummation of the transactions contemplated by this Amendment (i) are within each Borrower’s organizational powers, (ii) have been duly authorized by all necessary action of the board of directors of each Borrower, (iii) do not contravene the certificate of incorporation, formation or organization or bylaws, limited liability company agreement, or other applicable organizational documents of any Borrower, (iv) do not contravene any law or any contractual restriction binding on or affecting any Borrower except for immaterial laws or contractual restrictions the noncompliance with which would not reasonably be expected to be adverse to any Lender, (v) do not result in or require the creation or imposition of any Lien prohibited by the Credit Agreement and (vi) do not require any authorization or approval or other action by, or any notice or filing with, any Governmental Authority except for immaterial authorizations, approvals, other actions, notices or filings the failure to obtain of which would not reasonably be expected to be adverse to any Lender.
8.3    Loan Document. This Amendment is a Loan Document.
8.4    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart of this Amendment.
8.5    No Oral Agreement. This Amendment, the Credit Agreement and the other Loan Documents executed in connection herewith and therewith represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous, or unwritten oral agreements of the parties. There are no subsequent oral agreements between the parties.
8.6    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Sections 9.09 – 9.12 of the Credit Agreement shall be incorporated herein in mutatis mutandis.
8.7    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

[Exhibits and Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

BORROWERS:

FRANK’S INTERNATIONAL, LLC

By: /s/ Kyle McClure
Name: Kyle McClure
Title: Senior Vice President

FRANK’S INTERNATIONAL C.V. By: FRANK’S INTERNATIONAL MANAGEMENT B.V., acting on behalf of and as sole general partner of Frank’s International C.V.

By: /s/ Kyle McClure
Name: Kyle McClure
Title: Managing Director

BLACKHAWK GROUP HOLDINGS, LLC

By: /s/ Scott McCurdy
Name: Scott McCurdy
Title: President

Signature Page to the
First Amendment and Limited Consent and Waiver to the Credit Agreement

ADMINISTRATIVE AGENT, ISSUING BANK AND A LENDER:	JPMORGAN CHASE BANK, N.A.

By: /s/ Jorge Diaz Granados
Name: Jorge Diaz Granados
Title: Vice President

Signature Page to the
First Amendment and Limited Consent and Waiver to the Credit Agreement

LENDER AND ISSUING BANK:	AMEGY BANK NATIONAL ASSOCIATION

By: /s/ Steven Taylor
Name: Steven Taylor
Title: Vice President

Signature Page to the
First Amendment and Limited Consent and Waiver to the Credit Agreement

LENDER AND ISSUING BANK:	CITIBANK, N.A.

By: /s/ Derrick Lenz
Name: Derrick Lenz
Title: Vice President

Signature Page to the
First Amendment and Limited Consent and Waiver to the Credit Agreement

EXHIBIT A
AMENDED SCHEDULE 2.07 TO THE CREDIT AGREEMENT

SCHEDULE 2.07
EXISTING LETTERS OF CREDIT

Reference #	Applicant	Beneficiary	Issuer	Amount	Expiration Date
###########	Frank's International C.V. FBO Frank's International Trinidad	Scotiabank Trinidad	Amegy	$750,000	9/30/2019
###########	Frank's International C.V. FBO Frank's Logistic Singapore PTE Ltd	Standard Charter Bank Korea	Amegy	$100,000	10/19/2018
###########	Frank's International C.V. FBO Frank's Logistic Singapore PTE Ltd	Standard Charter Bank Korea	Amegy	$10,000	11/13/2018
###########	Frank's International C.V. FBO Selaut Oil Tools	Deutsche Bank AG	Amegy	$74,564	11/11/2019
###########	Frank's International C.V. FBO Frank's Logistic Singapore PTE Ltd	Standard Charter Bank Vietnam	Amegy	$4,000	4/9/2019
###########	Frank's International C.V. FBO Selaut Oil Tools	Deutsche Bank (Malaysia) Berhad	Amegy	$1,271,370.78	2/28/2019
###########	Frank's International C.V. FBO Selaut Oil Tools	Deutsche Bank (Malaysia) Berhad	Amegy	$276,384.95	5/24/2019
###########	Frank's International C.V. FBO Selaut Oil Tools	Deutsche Bank (Malaysia)	Amegy	$55,276.99	6/29/2019
###########	Frank's International C.V. FBO FI Ltd	TMF Mgmt & Acctg Svcs Israel	Chase	$292,330	8/13/2019

Exhibit A to the
First Amendment and Limited Consent and Waiver to the Credit Agreement